MFS(R) MID CAP GROWTH FUND *

                      Supplement to the Current Prospectus

The portfolio manager section of the prospectus is hereby restated as follows:

The fund is managed by a team of portfolio managers comprised of Mark Regan, an MFS Senior Vice President, and Eric B. Fischman. These individuals have each been a portfolio manager of the fund since: Mr. Regan - the fund's inception in December 1993 and Mr. Fischman - April 2002 and they have been employed in the MFS investment management area since: Mr. Regan - 1989 and Mr. Fischman - 2000. Prior to joining MFS, Mr. Fischman was an equity research analyst for State Street Research and for Dreyfus Corporation.

Members of the team may change from time to time, and a current list of team members is available on the MFS website at www.mfs.com.

                  The date of this Supplement is May 28, 2002.

* El presente Suplemento tambien se encuentra disponible en espanol. Solicite un ejemplar a un representante de servicio de MFS llamando al 1-800-225-2606. En el caso de discrepancias entre las versiones en ingles y en espanol, se considerara valida la version en ingles.